                                                                    EXHIBIT 10.2



                                   YESMAIL.COM

                                 1999 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

           THIS AGREEMENT is made as of May 10, 1999, at Vernon Hills, Illinois, between yesmail.com, a Delaware corporation (the "Company"), and _____________________ (the "Purchaser").

           WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock according to the terms and conditions contained in the Company's 1999 Restricted Stock Purchase Plan (the "Plan") and herein.

           THEREFORE, the parties agree as follows:

        1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 650,000 shares of the Company's Common Stock (the "Shares"), at the price of $0.60 per share for an aggregate purchase price of $390,000.

        2. Payment of Purchase Price.

               (a) The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, check, duly executed promissory note in the form attached hereto as Exhibit A (the "Note"), or any combination thereof.

               (b) With respect to the Note, the parties agree to the following:

                      (i) The Note shall become payable in full upon the earlier of ten (10) years from the date of this Agreement, sixty (60) days following termination of Purchaser's employment with or services to the Company except for death or disability, or one (1) year following termination as a result of death or disability.

                      (ii) The Purchaser shall deliver to an escrow holder designated by the Company (the "Escrow Holder") all certificates representing the Shares and two executed blank stock assignments, in the form attached hereto as Exhibit B, for use in transferring all or a portion of said Shares to the Company, as required under this Section 2(b) or under any other provision of this Agreement including Section 3, and shall enter into a set of Joint Escrow Instructions in the form attached hereto as Exhibit C.

                      (iii) As security for the payment of the Note and any renewal, extension or modification thereof, the Purchaser hereby grants to the Company, pursuant to the Security Agreement attached hereto as Exhibit D, a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Shares.

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                      (iv) In the event of any foreclosure of the security
interest, the Company may sell the Shares at a private sale or may itself repurchase any or all of the Shares. The parties acknowledge that, prior to the establishment of a public market for the Shares of the Company, the securities laws applicable to the sale of the Shares make a public sale of the Shares commercially unreasonable. The parties agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at any of the following prices: (i) a price determined by the Board in its discretion, fairly exercised, representing what would be the fair market value of the Shares diminished by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws, or (ii) the book value per Share as recorded on the Company's books at the end of the last fiscal quarter prior to the date of sale of the Shares upon foreclosure (whether or not such book value per share is unaudited and subject to adjustment), or (iii) with respect to Unvested Shares only, the price at which the Shares were originally purchased by the Purchaser.

                      (v) In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the Illinois Commercial Code, including the right to sell the Shares at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                             (1) To pay all reasonable expenses of the Company
in enforcing this Agreement, including without limitation reasonable attorneys' fees and legal expenses incurred by the Company.

                             (2) In satisfaction of the remaining indebtedness
under the Note.

                             (3) To the Purchaser, any remaining proceeds.

                      (vi) Upon full payment by the Purchaser of all amounts due on Purchaser's Note, the Escrow Holder shall deliver to the Purchaser the certificate or certificates representing the Shares in the Escrow Holder's possession belonging to the Purchaser, the blank stock assignment and the executed original of the Note marked "canceled" by the Company, and the Escrow Holder shall be discharged of all further obligations hereunder; provided, however, that the Escrow Holder shall nevertheless retain said certificate or certificates and stock assignment as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

        3. Repurchase Option. In the event of any voluntary or involuntary termination of the Purchaser's employment by or services to the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of ninety (90) days from such date to repurchase all (but not less than all) of the Shares that shall constitute the Unreleased Shares (as defined in Section 4) at such time, at the original purchase price of $0.60 per share (the "Repurchase Price"). Such option shall be exercised by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) and, at the Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the



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amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

        4. Release of Shares From Repurchase Option.

               (a) Shares shall be released from the Company's repurchase option as set forth in the Purchaser's Notice of Grant of Stock Purchase Right.

               (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares".

               (c) The Shares which (i) have been released from the Company's repurchase option, (ii) have been paid for in full, and (iii) no longer secure Shares not yet paid for in full, shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

        5. Restriction on Transfer. None of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner, except for the deposit of the Shares into escrow pursuant to Section 2 and 6 hereof or the release of the Shares to the Company pursuant to such provisions, until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement.

        6. Escrow of Shares. The Shares issued under this Agreement shall be held by the Escrow Holder, along with a stock assignment executed by the Purchaser in blank in the form attached hereto as Exhibit B, pursuant to the terms of the Joint Escrow Instructions attached hereto as Exhibit C and the Security Agreement attached hereto as Exhibit D.

        7. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

               (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).



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

               (b) Exercise of Right of First Refusal. At any time within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be
(i) the Offered Price in the case of Shares that are Vested Shares, or (ii) in the case of Shares that are not Vested Shares, the lower of the Offered Price or the Repurchase Price as defined in subsection (c) hereof. Notwithstanding the foregoing, in the event the transfer is by gift or operation of law, the Purchase Price for the Vested Shares shall be the Fair Market Value of the Shares as determined by the Board. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's Family Members shall be exempt from the provisions of this Section. "Family Members" as used herein shall have the same meaning as such term has in Rule 701 of the Securities Act of 1933 ("Rule 701") and any transfer permissible under Rule 701 shall be permissible under this
Section 7(f). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

               (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

        8. Investment Representations. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

               (a) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Purchaser is purchasing these securities for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) The Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may not be present if the Purchaser's representations meant that the Purchaser's present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

               (c) The Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. The Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

        9.     Merger.

               (a) Cause. "Cause" shall mean (i) any act of personal dishonesty taken by the Purchaser in connection with his responsibilities as a Purchaser and intended to result in substantial personal enrichment of the Purchaser, (ii) the conviction of a felony which the Board reasonably believes had or will have a material detrimental effect on the Company's reputation or business, (iii) a willful act by the Purchaser which constitutes gross misconduct and which is injurious to the Company, and (iv) continued violations by the Purchaser of the Purchaser's obligations which are demonstrably willful and deliberate on the Purchaser's part after there has been delivered to the Purchaser a written demand for performance from the Company which describes the basis for the Company's belief that the Purchaser has not substantially performed his duties.

               (b) Involuntary Termination. "Involuntary Termination" means (i) the failure of the Company to obtain the assumption of this Agreement by any successors in the event of a change of control; (ii) a reduction by the Company in the base salary of the Purchaser as in effect immediately prior to such reduction; (iii) without the Purchaser's express written consent, the



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

relocation of the Purchaser to a facility or a location more than fifty 50 miles from the Purchaser's then present location; (iv) any purported termination of the Purchaser by the Company which is not effected for disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or
(v).

               (c) Change of Control. "Change of Control" means the occurrence of any of the following events:

                      (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities except in connection with raising capital for the Company (in a venture capital financing initial public offering or otherwise).

                      (ii) A change in the compensation of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                      (iii) The approval by shareholders of the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the approval by the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

        10. Stock Certificate Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

               (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (b) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT



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

BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (c) Any legend required by any applicable state securities laws.

        11. Market Stand-Off Agreement. The Purchaser hereby agrees, if so requested by the managing underwriters in such offering, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of or make a distribution of any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering.

        12. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        13. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Code taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement, and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and ten percent (10%) shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the Exchange Act. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or the Section 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase.

        THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        14. 1999 Stock Plan. This Agreement and the Purchasers' rights hereunder and with respect to the Shares shall be governed in all respects by the provisions of the Company's 1999



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

Stock Plan. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings defined in the Plan.

        15.    General Provisions.

               (a) This Agreement shall be governed by the laws of the State of Illinois as they apply to contracts entered into and wholly to be performed in such state. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and replaces and supersedes any other agreement with respect to the purchase of Common Stock by the Purchaser, including the employment agreement dated March 25, 1999 between the Purchaser and the Company. This Agreement may only be modified or amended in writing signed by both parties.

               (b) Any dispute, claim or controversy of any kind (including but not limited to tort, contract and statute) arising under, in connection with, or relating to this Agreement shall at the request of either party be resolved exclusively by binding arbitration in Vernon Hills, Illinois in accordance with the Commercial rules of the American Arbitration Association then in effect. The Purchaser and the Company agree to waive any objection to personal jurisdiction or venue in any forum located in Vernon Hills, Illinois. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

               (c) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

               (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

               (f) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (g) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED AT THIS DATE, AND NOT THROUGH



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

PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

               (h) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

           IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

yesmail.com                                  PURCHASER:
a Delaware corporation

By: _______________________________          ___________________________________
                                             (Signature)
Title: ____________________________
           (Type or Print Name)

                                             ___________________________________

                                             ___________________________________
                                             (Address)



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

                                   EXHIBIT A

                                PROMISSORY NOTE

                                                                    May 10, 1999

           $390,000

           For value received, the undersigned promises to pay to yesmail.com, a Delaware corporation (the "Company"), at its principal office the principal sum of $390,000 with interest thereof at the rate of 5.22% per annum, compounded annually, on the unpaid balance of the principal sum. Said principal and interest shall be due on the earlier to occur of the ninth anniversary of the date of this Note, thirty (30) days after the undersigned ceases to provide services to the Company (whether as an employee, director or consultant) other than for death or disability, or one year after termination of services for death or disability.

           This Note is subject to the terms of a Stock Purchase Agreement, dated as of May 10, 1999. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

           The holder of this Note shall have recourse against the undersigned personally for failure to pay the Note as and when due as to seventy-five percent (75%) of the principal sum and as to all accrued interest.

           The principal is payable in lawful money of the United States of America. The privilege is reserved to prepay any portion of the Note at any time without any premium or penalty.

           If the undersigned shall default in the payment of amounts hereunder when due, the holder of this Note shall be entitled to payment by the undersigned of all costs of collection, including, without limitation, reasonable attorneys' fees and costs incurred in connection with such collection efforts, whether or not suit on this Note is filed. The maker waives presentment for payment, protest, notice of protest and notice of non-payment of this Note. This Note shall be governed by the laws of the State of Illinois as they apply to contracts entered into and wholly to be performed within such state.


                                             ___________________________________
                                             Signature of Borrower


                                             ___________________________________
                                             Print Name of Borrower



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

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

           FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto YesMail.com 650,000 shares of the Common Stock of yesmail.com standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint Wilson, Sonsini, Goodrich & Rosati, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

           This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between yesmail.com and the undersigned dated May 10, 1999.

Dated: May 10, 1999



                                             ___________________________________
                                             (to be signed exactly as name is to
                                             appear on stock certificate)




           INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS



                                                                    May 10, 1999


David B. Menzel
Corporate Secretary
yesmail.com
565 Lakeview Parkway, Suite 135
Vernon Hills, IL  60061

Dear Corporate Secretary:

        As Escrow Agent for both yesmail.com, a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Restricted Stock Purchase Agreement (the "Agreement") between the Company and the undersigned pursuant to the Company's 1999 Restricted Stock Purchase Plan (the "Plan"), in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, cancellation of indebtedness or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option, provided that such shares have been fully paid for and do not secure an unpaid promissory note or shares not fully paid for. Within ninety (90) days after cessation of Purchaser's continuous employment by the Company or any parent or subsidiary of the Company except for death or disability and within one (1) year after cessation for death or disability, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. Any of your costs and expenses for this escrow arrangement shall be paid by the Company. The Company shall have the sole obligation for the costs of this escrow arrangement.

        14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

                     COMPANY:           yesmail.com
                                        565 Lakeview Parkway, Suite 135
                                        Vernon Hills, IL 60061

                     PURCHASER:         ________________________________

                                        ________________________________

                     ESCROW AGENT:      yesmail.com
                                        565 Lakeview Parkway, Suite 135
                                        Vernon Hills, IL 60061

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.


                                             Very truly yours,

                                             yesmail.com


                                             By:________________________________

                                             Title:_____________________________



                                             PURCHASER


                                             ___________________________________
                                             (Signature)


                                             ___________________________________
                                             (Print or type name)

ESCROW AGENT:


___________________________________
Corporate Secretary

                                    EXHIBIT D

                               SECURITY AGREEMENT

        This Security Agreement is made as of May 10, 1999 between yesmail.com, a Delaware corporation ("Pledgee"), _________________________ ("Pledgor"), and David B. Menzel, Secretary of Pledgee, as the agent of Pledgee and holder of the Securities pledged hereunder ("Pledgeholder").

                                    Recitals

        Pursuant to the Restricted Stock Purchase Agreement dated May 10, 1999 (the "Agreement"), between Pledgor and Pledgee under Pledgee's 1999 Stock Plan and Pledgor's election under the terms of the Agreement to pay for such shares with Pledgor's promissory note (the "Note"), Pledgor has purchased 650,000 shares of Pledgee's Common Stock (the "Shares") at a price of $0.60 per share, for a total purchase price of $390,000. The Note and the obligations thereunder are as set forth in Exhibit A to the Agreement.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the Illinois Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, and herewith delivers said certificate to Pledgeholder, who shall hold said certificate on behalf of Pledgee subject to the terms and conditions of this Security Agreement.

               The Shares (together with an executed blank stock assignment or assignments) shall be held by Pledgeholder on behalf of Pledgee as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note.

               (b) Encumbrances. The Shares are free of all other adverse claims, encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for (i) Pledgee's rights to repurchase Shares pursuant to Section 3 of the Agreement and (ii) the pledge of the Shares hereunder as security for payment of the Note, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

               (a) Payment of principal or interest on the Note shall be delinquent for a period of ten (10) days or more; or

               (b) Pledgor fails to perform any of the covenants set forth in the Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee; or

               (c) A bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor; or

               (d) Pledgor makes an assignment for the benefit of creditors.

        In the case of a default, as set forth above, Pledgee shall have the right to accelerate payment of the [entire amount on the] Note, and Pledgee shall thereafter be entitled to pursue its remedies under the Illinois Uniform Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note. Notwithstanding the foregoing, upon any release of pledged Shares hereunder any such Shares which shall continue to constitute Unreleased Shares as defined in the Agreement shall continue to be held in escrow pursuant to Sections 3 and 6 of the Agreement.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability.

               (a) Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder unless Pledgeholder is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or omission involving gross or willful negligence, shall be deemed to be done or omitted in good faith.

               (b) Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary properly to advise Pledgeholder in connection with its obligations hereunder, and Pledgeholder may rely upon the advice of such counsel. Such counsel's reasonable fees and costs shall be borne fifty percent (50%) by Pledger and fifty percent (50%) by Pledgee.

               (c) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in Pledgeholder's possession as agent of Pledgee without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of the arbitrator provided for in Section 13 of the Agreement or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Pledgeholder shall be under no duty whatsoever to institute or defend any such proceedings.

               In addition, upon any dispute Pledgeholder should be entitled to engage legal counsel, one-half of whose fees and expenses shall be borne by Pledgor and one-half by Pledgee.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of Illinois.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


        "PLEDGOR"                            By:________________________________

                                             ___________________________________
                                             Print Name

                                             ___________________________________

                                             ___________________________________
                                             (Address)



        "PLEDGEE"                            yesmail.com
                                             a Delaware corporation


                                             By:________________________________

                                             Title:_____________________________



        "PLEDGEHOLDER"
                                             ___________________________________
                                             Secretary of Pledgee